Capital Leases (Details) - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Capital Leases
Capital lease installment	$ 3
Imputed interest rate (as a percent)	3.25%
Capital lease future payments
2017 (remainder of)	$ 8
2018	33
2019	33
2020	33
2021	33
Thereafter	107
Total payments	247
Less: amount representing imputed interest at 3.25%	(28)
Present value of payments	219
Less: current portion	(33)	$ (26)
Capital lease obligations, net of current portion	$ 186	$ 213